Exhibit 21.1

Entity Jurisdictions & Type

Entity Name	Jurisdiction and Type

212 Seventh Street, Inc.	a Missouri corporation

American Cable Entertainment Company, LLC	a Delaware limited liability company

ARH, Ltd.	a Colorado corporation

Athens Cablevision, Inc.	a Delaware corporation

Ausable Cable TV, Inc.	a New York corporation

Cable Equities Colorado, LLC	a Delaware limited liability company

Cable Equities of Colorado Management Corp.	a Colorado corporation

Cable Systems, Inc.	a Kansas corporation

CC 10, LLC	a Delaware limited liability company

CC Fiberlink, LLC	a Delaware limited liability company

CC Michigan, LLC	a Delaware limited liability company

CC New England, LLC	a Delaware limited liability company

CC Systems, LLC	a Delaware limited liability company

CC V Holdings Finance, Inc.	a Delaware corporation

CC V Holdings, LLC	a Delaware limited liability company

CC VI Holdings, LLC	a Delaware limited liability company

CC VI Operating, LLC	a Delaware limited liability company

CC VI Purchasing, LLC	a Delaware limited liability company

CC VII Lease, Inc.	a Delaware corporation

CC VII Leasing, LLC	a Delaware limited liability company

CC VII Purchasing, LLC	a Delaware limited liability company

CC VIII Holdings, LLC	a Delaware limited liability company

CC VIII Operating, LLC	a Delaware limited liability company

CC VIII Purchasing, LLC	a Delaware limited liability company

CC VIII, LLC	a Delaware limited liability company

CCHC Lease, Inc.	a Delaware corporation

CCHC Leasing, LLC	a Delaware limited liability company

CCHC Mortgage, LLC	a Delaware limited liability company

CCO Lease, Inc.	a Delaware corporation

CCO Leasing, LLC	a Delaware limited liability company

CCO Property, LLC	a Delaware limited liability company

CCO Purchasing, LLC	a Delaware limited liability company

CCV.com, LLC	a Delaware limited liability company

Cencom Cable Entertainment, LLC	a Delaware limited liability company

CF Finance LaGrange, Inc.	a Georgia corporation

Charter Advertising Saint Louis, LLC	a Delaware limited liability company

Charter Cable Operating Company, L.L.C	a Delaware limited liability company

Charter Cable Partners, L.L.C	a Delaware limited liability company

Charter Communications Entertainment I, LLC	a Delaware limited liability company

Charter Communications Entertainment II, LLC	a Delaware limited liability company

Charter Communications Entertainment, LLC	a Delaware limited liability company

Charter Communications Holding Company, LLC	a Delaware limited liability company

Charter Communications Holdings Capital Corporation	a Delaware corporation

Charter Communications Holdings LLC	a Delaware limited liability company

Charter Communications JV, LLC	a Delaware limited liability company

Charter Communications Operating, LLC	a Delaware limited liability company

Charter Communications Properties LLC	a Delaware limited liability company

Charter Communications Services, LLC	a Delaware limited liability company

Charter Communications V, LLC	a Delaware limited liability company

Charter Communications Ventures, LLC	a Delaware limited liability company

Charter Communications VI, LLC	a Delaware limited liability company

Charter Communications VII, LLC	a Delaware limited liability company

Charter Communications, Inc.	a Delaware corporation

Entity Jurisdictions & Type

Entity Name	Jurisdiction and Type

Charter Communications, LLC	a Delaware limited liability company

Charter Fiberlink – California, LLC	a Delaware limited liability company

Charter Fiberlink – Illinois, LLC	a Delaware limited liability company

Charter Fiberlink – Indiana, LLC	a Delaware limited liability company

Charter Fiberlink — Kansas, LLC	a Delaware limited liability company

Charter Fiberlink — Michigan, LLC	a Delaware limited liability company

Charter Fiberlink — Missouri, LLC	a Delaware limited liability company

Charter Fiberlink – Nebraska, LLC	a Delaware limited liability company

Charter Fiberlink – South Carolina, LLC	a Delaware limited liability company

Charter Fiberlink – Texas, LLC	a Delaware limited liability company

Charter Fiberlink – Wisconsin, LLC	a Delaware limited liability company

Charter Fiberlink, LLC	a Delaware limited liability company

Charter Gateway, LLC	a Delaware limited liability company

Charter Helicon, LLC	a Delaware limited liability company

Charter Online, L.P.	a Delaware limited partnership

Charter Rascals, L.L.C	a Delaware limited liability company

Charter RMG, LLC	a Delaware limited liability company

Charter Stores FCN, LLC	a Delaware limited liability company

Charter Telephone of Michigan, LLC	a Delaware limited liability company

Charter Telephone of Minnesota, LLC	a Delaware limited liability company

Charter Video Electronics, Inc.	a Minnesota corporation

Charter-LaGrange, L.L.C	a Georgia limited liability company

Chat TV, LLC	a Delaware limited liability company

Dalton Cablevision, Inc.	a Delaware corporation

DBroadband Holdings, LLC	a Delaware limited liability company

Enstar Cable Corporation	a Georgia corporation

Enstar Cable of Cumberland Valley	a Georgia general partnership

Enstar Cable of Macoupin County	a Georgia general partnership

Enstar Communications Corporation	a Georgia corporation

Enstar Finance Company, LLC	a Delaware limited liability company

Enstar Income/Growth Program 1984-1, L.P.	a Georgia limited partnership

Enstar Income/Growth Program Five-A, L.P.	a Georgia limited partnership

Enstar Income/Growth Program Five-B, L.P.	a Georgia limited partnership

Enstar Income/Growth Program II-1, L.P.	a Georgia limited partnership

Enstar Income/Growth Program II-2, L.P.	a Georgia limited partnership

Enstar Income/Growth Program IV-1, L.P.	a Georgia limited partnership

Enstar Income/Growth Program IV-2, L.P.	a Georgia limited partnership

Enstar Income/Growth Program IV-3, L.P.	a Georgia limited partnership

Enstar Income/Growth Program Six-A, L.P.	a Georgia limited partnership

Enstar IV/PBD, L.P.	a Georgia limited partnership

Enstar IX, Ltd., L.P.	a Georgia limited partnership

Enstar VII, L.P.	a Georgia limited partnership

Enstar VIII, L.P.	a Georgia limited partnership

Enstar X, Ltd., L.P.	a Georgia limited partnership

Enstar XI, Ltd., L.P.	a Georgia limited partnership

Falcon Cable Communications, LLC	a Delaware limited liability company

Falcon Cable Media, a California Limited Partnership	a California limited partnership

Falcon Cable Systems Company II, L.P.	a California limited partnership

Falcon Cablevision, a California Limited Partnership	a California limited partnership

Falcon Community Cable, L.P.	a Delaware limited partnership

Falcon Community Ventures I, LP	a California limited partnership

Falcon First Cable of New York, Inc.	a Delaware corporation

Falcon First Cable of the Southeast, Inc.	a Delaware corporation

Falcon First, Inc.	a Delaware corporation

Entity Jurisdictions & Type

Entity Name	Jurisdiction and Type

Falcon Telecable, a California Limited Partnership	a California limited partnership

Falcon Video Communications, L.P.	a California limited partnership

Helicon Group, L.P., The	a Delaware limited partnership

Helicon Partners I, L.P.	a Delaware limited partnership

Helicon Telephone Alabama, L.L.C	an Alabama limited liability company

Helicon Telephone Company	a Delaware corporation

Helicon Telephone Delaware, L.L.C	a Delaware limited liability company

Helicon Telephone Georgia, L.L.C	a Georgia limited liability company

Helicon Telephone Indiana, L.L.C	an Indiana limited liability company

Helicon Telephone Kentucky, L.L.C	a Kentucky limited liability company

Helicon Telephone Louisiana, L.L.C	a Louisiana limited liability company

Helicon Telephone Maine, L.L.C	a Maine limited liability company

Helicon Telephone Maryland, L.L.C	a Maryland limited liability company

Helicon Telephone Mississippi, L.L.C	a Mississippi limited liability company

Helicon Telephone Missouri, L.L.C	a Missouri liability company

Helicon Telephone New Hampshire, L.L.C	a New Hampshire limited liability company

Helicon Telephone North Carolina, L.L.C	a North Carolina limited liability company

Helicon Telephone Ohio, L.L.C	an Ohio limited liability company

Helicon Telephone Pennsylvania, L.L.C	a Pennsylvania liability company

Helicon Telephone South Carolina, L.L.C	a South Carolina limited liability company

Helicon Telephone Tennessee, L.L.C	a Tennessee limited liability company

Helicon Telephone Vermont, L.L.C	a Vermont limited liability company

Helicon Telephone Virginia, L.L.C	a Virginia limited liability company

Helicon Telephone West Virginia, L.L.C	a West Virginia limited liability company

Hometown TV, Inc.	a New York corporation

Hornell Television Services, Inc.	a New York corporation

HPI Acquisition Co., L.L.C	a Delaware limited liability company

Interlink Communications Partners, LLC	a Delaware limited liability company

Long Beach, LLC	a Delaware limited liability company

Marcus Cable Associates, L.L.C	a Delaware limited liability company

Marcus Cable of Alabama, L.L.C	a Delaware limited liability company

Marcus Cable, Inc.	a Delaware limited liability company

Midwest Cable Communications, Inc.	a Minnesota corporation

Peachtree Cable TV, L.P.	a Georgia limited partnership

Peachtree Cable T.V., LLC	a Delaware limited liability company

Plattsburgh Cablevision, Inc.	a Delaware corporation

Renaissance Media (Louisiana) LLC	a Delaware limited liability company

Renaissance Media (Tennessee) LLC	a Delaware limited liability company

Renaissance Media Capital Corporation	a Delaware limited liability company

Renaissance Media Group LLC	a Delaware limited liability company

Renaissance Media LLC	a Delaware limited liability company

Rifkin Acquisition Capital Corporation	a Colorado corporation

Rifkin Acquisition Partners, LLC	a Delaware limited liability company

Robin Media Group, Inc.	a Nevada corporation

Scottsboro TV Cable, Inc.	an Alabama corporation

Tennessee, LLC	a Delaware limited liability company

Tioga Cable Company, Inc.	a Pennsylvania corporation

Vista Broadband Communications, LLC	a Delaware limited liability company

Wilcat Transmission Co., Inc.	a Delaware corporation